ROCKETFUEL

DRIVEN BY INNOVATION

July 2021

/ Payment checkout. Reinvented /

WHAT IS ROCKETFUEL


9:41
Check Out
Vans Low Top - Burgundy
Order | 1 Item
Add Coupon
Basket Charges
$60.00
Delivery Charges
$5.00
Total Amount
$65.00
BUY NOW

RocketFuel is a new frictionless one-click blockchain based payment solution for eCommerce merchants to accept crypto payments or fiat payments directly from various crypto exchanges, any crypto wallet, and over 2,000 financial institutions. We support dozens of digital assets and different fiat currencies on our platform.

This unique solution allows merchants to receive payment and shipping information (and eventually KYC verification) in one one-click transaction without the need for payment intermediaries

For the consumer, RocketFuel checkout solutions improve both convenience and security

Unique 1 click checkout accelerates adoption


acuitywebtechnologies.com
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Sky-tours
1-202-753-40-09
USD - US$
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DELTA
New York to Paris
Take off Apr 12, 2021
02:00 PM
10H
landing Apr 13, 2021
04:00 AM
Paris to New York
Take off Apr 15, 2021
10:15 AM
12H, 45M
landing Apr 15, 2021
11:00 PM
1 PERSON(S)
US$450.00
Pay with Crypto or Cash
New York → Paris Apr 12
Paris → New York Apr 15
Nb of Passengers: 1
Cabin Class: Economy
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Summary of Charges
ADULTS: 1
FROM: NYC - NEW YORK, UNITED STATES
TO: PAR - PARIS, UNITED STATES
Total Price US$450.00
ROCKETFUEL
Sky-tours
Total 4.5 USD
Choose wallet
Coinbase
Choose coin
Bitcoin
0.003533 BTC 194.38 USD
or you can pay with any wallet
You pay 0.00008179 BTC
1 BTC = 55,016.2 USD
Pay with crypto

Dashboard for merchants and consumers



Rocketfuel
Dashboard
Payments
Funds
Customers
Accounts
Reports
Help/FAQ
Plugins
Settings
Dashboard
Support
mishagreh
Funds received
Month
$ 209.95
100
80
60
40
20
0
03-25
03-27
03-29
03-31
04-02
04-04
04-06
Users use coins
USD
$ 230.48
Search
Bitcoin BTC 0.00163883 BTC $ 97.00
Litecoin LTC 0.37150407 LTC $ 72.20
Ethereum ETH 0.01213147 ETH $ 22.26
Ethereum Classic ETC 1.60239257 ETC $ 20.53
Bitcoin Cash BCH 0.03381499 BCH $ 18.00
US Dollar USD 0.33 USD $ 0.33
USD Coin USDC 0.161 USDC $ 0.16

E-Commerce market growing fast, yet inefficient

Current payment solutions are

Expensive, not secure, and complex to use

Based on outdated technology

New payment solutions

Customers expect secure, frictionless and efficient solutions

$3.5T eCommerce market size	**14%** Of total commerce
20+ Year old technology	**200M** Crypto wallet holders expected by 2023

Existing credit card payment solutions are expensive and inefficient

High costs to intermediaries, low conversion rates, and online fraud leads to lost revenue

$15B

Acquiring and processing cost merchants $15Billion yearly in the US

19%

of all cart abandonments is caused by mistrust

1.5%

E-merchants lose on average 1.5% of their annual revenue to fraud attacks!

9.7%

E- merchants spend 9.7% of their revenue in Fraud Prevention tools


BANK CARD

Existing Credit Card Payment Solutions are expensive and inefficient for *merchants*

Inefficient payments

Merchants want lower costs, immediate payments, and elimination of fraud, declines, and chargebacks

Delayed cash flow

Chargeback risks and blocked funds lead to months of delays in getting paid

Complex set-up and operation

API integration to Payment Service Providers
PCI requirements from the card-schemes
Time-consuming chargebacks procedures

Existing Payment Solutions are unsecure and difficult to use for *consumers*

Consumers want privacy, frictionless and seamless check-out experiences and they want security



Customers are increasingly concerned about the security of their data

Regular data breaches cause consumers to loose confidence

Consumers are reluctant to share sensitive personal data

Breaches and fraud cause major inconvenience for consumers

Cumbersome check-out 'shopping cart' methodology

Repeatedly creating accounts, enter credit card details, shipping information, and personal information

37% of cart abandonments caused by requirements to "fill out forms"

High fraud causes additional security steps

Inconvenient re-direct to 3rd party payment platforms

On Average 69.23% of all consumers are doing cart abandonment when shopping online!

Market Validation for Crypto Payment Solutions

Almost 12,000 Bitcoin ATMs Worldwide, increasing with 1 new BTC ATM per hour

Large eCommerce and retail merchants accepting crypto as a payment method

- Microsoft, AT&T, Burger King, KFC, Overstock, Virgin Airlines, Norwegian, NewEgg, etc.
- 36% of all small and medium sized US companies accept Bitcoin as a B2B payment

Governments are introducing CBDCs to replace cash and traditional fiat-currencies;

- China, Russia, Sweden, Canada, Switzerland, UK, EU, US, etc.

Facebook is launching crypto payment solutions for its 2 billion customers.

Governments are putting the big tech-companies under scrutiny for their excessive fees and charges.

PayPal, accepting crypto for 26M merchants and +320M accounts from Q1 2021.

Governments are putting the social media sites and browsers such as Facebook and Google under scrutiny for their lack of privacy protection and data security.

Customer base increasing rapidly

Millions of crypto wallet holders


Organic growth
Crypto wallet holders (millions)
300
250
200
150
100
50
0
11
22
33
45
56
100
150
250
2016
2017
2018
2019
2020
2021
2022
2023


Including PayPal and Facebook
Crypto wallet holders (millions)
3000
2500
2000
1500
1000
500
0
100
420
2420
150
470
2470
250
570
2570
2021
2022
2023
Organic growth
Including PayPal accounts
Including Facebook Libra

A modern Payment *solution* leveraging the benefits of blockchain technology

Consumer and Merchant Benefits

Ease of Use and efficiency

Improved cashflow

Enhanced security

Transparency and traceability


UP
DOWN

Lowering cost significantly

Eliminating fraud

No friction

No redirects

Reduced money laundering

Consumer Functionality

A modern solution leveraging the benefits of blockchain technology


$ 200
BUY

Single-click payment solution

Pay with Crypto currencies or bank transfer

Support for "in-ad" one click purchases

No filling out forms
No redirect
No hassle to pay

End-user stores payment and shipment info once

Merchant Functionality

A modern solution leveraging the benefits of blockchain technology



- Fully automated fulfilment order process
- Eliminates expensive middlemen
- No investments in fraud prevention tools necessary
- No acquiring and processing costs
- No fraud attacks or chargebacks possible
- Ultra high cart conversion rates

WHAT MAKES ROCKETFUEL DIFFERENT COMPARED TO OTHER CRYPTO PAYMENT SOLUTIONS

1- STEP - EASY TO USE & FRICTIONLESS

Customers can connect directly to their bank account or to a variety of crypto exchanges to make payments directly to merchants.

MULTIPLE PAYMENT OPTIONS

RocketFuel offers multiple payment options with cryptocurrencies and bank payments to customers

AGGREGRATOR OF EXCHANGES WITH APIs

RocketFuel is aggregating multiple crypto exchanges to facilitate payment from exchange clients.



MODERN INFRASTRUCTURE

RocketFuel utilize state of the art technology with the most modern security available.

FULL CUSTODY AND WALLET SERVICES

RocketFuel is currently a no-custody platform, but we are working on introducing custody services to allow customers to buy, sell, hold, pay with over 150 different digital assets.

COMPLEX AND RISKY CUSTOMER JOURNEY USING OUR COMPETITORS CRYPTO PAYMENT SOLUTION

01. **CUSTOMER ONBOARD AT EXCHANGE** — COMPLEX

The Crypto exchange will require KYC and other steps to sign up, create, fund a crypto wallet

02. **DOWNLOAD MOBILE WALLET** — COMPLEX

Customer need to find the right mobile wallet to send his crypto to for his digital currency

03. **SEND CRYPTO FROM EXCHANGE TO MOBILE WALLET** — HIGH SECURITY RISK

Customer could send crypto to the wrong address and lose funds forever

04. **FIND MERCHANTS THAT ACCEPTS THAT CRYPTO** — COMPLEX

It is difficult to find merchants that accepts crypto and they will normally accept only bitcoin

05. **CUSTOMERS NEED TO LEARN HOW TO SEND CRYPTO WITH QR CODE** — COMPLEX

Most people do not know how to pay with QR Code and find it complex

06. **CUSTOMER WARNED OF RISK OF LOSING FUNDS** — HIGH RISK

The wrong crypto wallet or crypto address could cause customer to lose their money permanently

07. **CUSTOMER ABANDON PAYMENT** — REVENUE LOSS

Many customers will not complete the payment journey

08. **MERCHANT RECEIVE PARTIAL PAYMENT** — HIGH RISK

If customer completes journey often funds are less than order amount because of mistakes, fees, currency fluctuations

CUSTOMER JOURNEY FOR CONSUMERS USING ROCKETFUEL CRYPTO & BANK PAYMENT SOLUTIONS

01.

CUSTOMER ONBOARD AT EXCHANGE

Rocketfuel use existing Exchange KYC, customer wallet, and crypto via API integration with the Exchange

SIMPLE

02.

Connect to Exchange

RocketFuel uses a simple Oauth2 process to connect to banks or crypto exchanges

SIMPLE

03.

1-CLICK SEND

Payment is sent directly from the customer Exchange account or Bank account

SIMPLE

NO RISK

Monetization

Commission % of volume charged the merchant

Transaction fee per transaction charged to merchant

License fees for using the technology



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Current status, traction, and plans


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- Product Launched 3/31/21
  - Customers live
  - Revenue in CQ1 and CQ2
- Analyst reports released
- PR, Marketing, and Lead generation established in Q2 2021.
- Sales activities ramping up in Q3
  - Focusing on market segments with high pain
  - Hired first sales reps
- Raising $10M in 2021
  - Talking to investors and bankers
  - Hired IR firm
- Plan to be uplisted to Nasdaq in 2021
- Advancing IEO process



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Customer Reference:

No personal and sensitive data

Customers will no longer be required to share personal and sensitive data, such as credit card information. Instead, the purchase is confirmed and after using our patent-pending “1-3 click” technology, the product is shipped.

Simplifying the check-out payment process

Mr Rudi Seiberlich, Founder of Sky-Tours, said: “I believe RocketFuel’s technology platform provides a much-needed solution to simplify the check-out payment process. The RocketFuel technology platform should also open new sales channels and customer groups for us thereby creating additional growth opportunities.”

Financials

2021 - proof of concept, technology, and market fit

- +10 merchants within different categories
- Expected 2-4% of the current 100M crypto wallets start using RocketFuel

2022 – Expanding to larger merchants and market places

- +50 merchants generating revenues from % of volume and trx fees
- Expected 6-8% of the current 150M crypto wallets start using RocketFuel

2023 – Expanding into Adjacent verticals.

- +100 merchants generating +100M USD in volume and +1M USD in revenue per month



Revenue prediction RocketFuel in USD
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
450,000
3,255,000
12,090,000
2021
2022
2023

Core Team with strong track record



Gert Funk

Chairman, Founder and CPO

15 years as Payment Service Provider for International eCom merchants.
Serial entrepreneur since 1990
Blockchain expert since 2015.



Peter Jensen

CEO

Experienced hi tech CEO located in Silicon Valley
5 successful exits incl IBM, CISCO, Vmware
Startup Investor and mentor



Bennett Yankowitz

CFO

Law degrees from USC and Cambridge
Expert in ICO law with 30+ years of experience as a corporate attorney with leading law firms, specializing in securities, financial and M&A transactions,



Rohan Hall

CTO

30+ years technology experience; Published author, Fintech Founder, serial entrepreneur with successful Exit
Blockchain Expertise


ROCKETFUEL

Thank you for your interest and support!

Questions?

ROCKETFUEL MAKES IT EASY TO PAY FROM 25+ CRYPTO EXCHANGES


Woocommerce
Pay with Rocketfuel
Order Details (3 Items)
Payment Options
Crypto Exchange
Crypto Wallet
Bank Transfer
Pay With
Coinbase
Payment Currency
Bitcoin
Wallet Balance
0.011772 BTC
457.04 USD
Complete Payment

1-CLICK PAY DIRECTLY FROM OVER 25+ EXCHANGE WALLETS

ROCKETFUEL is currently integrating over 25 exchange wallets. With a simple Oauth2 process for permissions management, customers will be able to make payment from over 150 cryptocurrencies directly from their exchange wallet. This eliminates the multi-step process used by our competitors as well as the client risks involved with moving funds from Exchanges to digital wallets in order to make payments.

BINANCE	coinbase	kraken	BITFINEX	Deribit
BitMEX	Huobi	Bitstamp	OKEX	BITTREX

ROCKETFUEL MAKES IT EASY TO PAY VIA TOKENIZED BANK-TRANSFERS FROM OVER 2,000 FINANCIAL INSTITUTIONS



Sky-tours
Your order
Total 450 USD
2 items
Choose wallet
Chase
Choose coin
USD
You pay 450 USD
Pay with cash
Powered by Rocketfuel

1-CLICK PAY DIRECTLY FROM 2,000+ FINANCIAL INSTITUTIONS

ROCKETFUEL currently support over 2,000 financial institutions. Customers can securely connect to their financial institutions and send payment directly from their bank account using ACH and Instant Payment. This 1-click payment makes it easy and friction free for customers to pay merchants with the Rocketfuel payment solution. Support fiat currencies includes: USD, GBP, EUR

Wells Fargo Bank 5319 Offices in 37 States	Chase Bank 4906 Offices in 33 States	Bank of America 4218 Offices in 37 States	U.S. Bank 2894 Offices in 26 States
PNC Bank 2311 Offices in 22 States	BB&T Bank 1741 Offices in 16 States	Regions Bank 1392 Offices in 15 States	TD Bank 1235 Offices in 16 States
Fifth Third Bank 1165 Offices in 10 States	SunTrust Bank 1147 Offices in 11 States	KeyBank 1104 Offices in 16 States	Citizens Bank 1084 Offices in 12 States
Huntington Bank 861 Offices in 8 States	Woodforest National Bank 768 Offices in 17 States	M&T Bank 722 Offices in 10 States	Citibank 690 Offices in 12 States
BBVA 638 Offices in 7 States	Santander Bank 589 Offices in 8 States	First Citizens Bank 536 Offices in 19 States	Bank of the West 534 Offices in 19 States
BMO Harris Bank 526 Offices in 9 States	TCF Bank 501 Offices in 9 States	Capital One 470 Offices in 9 States	People's United Bank 436 Offices in 6 States

ROCKETFUEL MAKES IT EASY TO PAY WITH 150+ DIFFERENT CRYPTOCURRENCIES


Woocommerce
Pay with Rocketfuel
Order Details (3 Items)
Payment Options
Crypto Exchange
Crypto Wallet
Bank Transfer
Payment Currency
Bitcoin
Bitcoin
0.019212 BTC
1 BTC = USD 49,003.75
Copy Address
Complete Payment

PAY FROM ANY MOBILE WALLET OR BROWSER WALLET

ROCKETFUEL currently support 50 digital assets. In Q3 2021 we expect to support up to 150 digital assets. Our competitors normally support only the 1 to 3 digital currencies. We support all mobile crypto wallets and all browser crypto wallets.


Ripple
XRP
Bitcoin
BTC
Ethereum
ETH
Nano
NANO
Status
SNT
Kyber
KNC
Litecoin
LTC
OmiseGO
OMG

ROCKETFUEL CUSTODY & WALLETS (IN PROGRESS)


Woocommerce
Pay with Rocketfuel
Order Details (3 Items)
Payment Options
Crypto Exchange
Crypto Wallet
Bank Transfer
Pay With
ROCKETFUEL
Payment Currency
Bitcoin
Wallet Balance
0.011772 BTC
457.04 USD
Complete Payment

BUY, SELL, HOLD, PAY WITH OVER 150 DIGITAL ASSETS

ROCKETFUEL is currently working on adding custody and digital wallets to our offering. This would allow customers to onboard and purchase cryptocurrencies directly from RocketFuel. Rocketfuel could then become the initial crypto onboarding rail for new customer at the time of purchase from merchant checkout pages. Customers would be able to use these digital assets to purchase items, remit to exchanges and wallets anywhere in the world.

BINANCE	coinbase	kraken
BitMEX	Huobi	Bitstamp



Supported Fiat

- ✓ **USD** United States Dollar
- ✓ **EUR** Euro
- ✓ **GBP** Great British Pound

Supported Digital Assets

- ✓ **Top 25 by market cap**
- ✓ **ERC20, TRC-20, and Omni**
- ✓ **All stable coins**

ROCKETFUEL BLOCKCHAIN ARCHITECTURE

FRONT END

Nuxt.js framework

Vue.js framework
(browser extension)

PHP (CMS plugin)

BACK END

Node.js with HAPI
framework

PostgresSQL

Blockchain: Any supported
digital asset

SDK & API

Web, iOS, Android

100+ API endpoints



Users
Users
Users
Users
Users
Frontend
User and Merchant accounts
(Nuxt.js framework)
Browser Extension
(Vue.js faramework)
Merchant CMS
with RocketFuel Plugin
Load Balancer
(Nginx)
RocketFuel Backend
Node.js
(Nodejs HAPI framework)
RocketFuel Backend
Node.js
(Nodejs HAPI framework)
RocketFuel Backend
Node.js
(Nodejs HAPI framework)
PostgreSQL
Communication by API
Amazon KMS
RocketFuel Security Broker
Node.js & PostgreSQL
(Nodejs HAPI framework)
encrypted
data
Amazon EBS
Sensitive data, exchange interaction, 2FA code verification,
encryption/dercyption via KMS, transactions, AWS Relative
Database Service instance (PostgreSQL)
Communication by API
Bitfinex
Poloniex
Binance
Coinbase
Kraken
Huobi
Bitstamp
(Node.js HAPI Framework)
(Node.js HAPI Framework)

AWS

Load Balancer: NGINX

Amazon KMS

EBS, Relative DB Services
(RDS),

Auto Scaling

EXCHANGES & BANKS

Over 2,000 financial institutions

Over 25 exchanges: Exchanges:
Coinbase, Binance, Kraken, Huobi, ,
Bitstamp, Bitfinex, Poloniex

CART/Browsers INTEGRATION

Any Cart - WooCommerce, Magento,
Prestashop, Shopify

Top Browsers: Chrome, Firefox, Safari,
Opera, Brave, Edge

Disclaimers

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the financial outlook (including the revenue projections on slide 21), business strategy and plans and market trends, opportunities and positioning of RocketFuel Blockchain, Inc. (the "Company," "RocketFuel," "we," "our" or "us"). These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," "shall" and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: market acceptance of our products and services; competition from existing products or new products that may emerge; the implementation of our business model and strategic plans for our business and our products; estimates of our future revenue, expenses, capital requirements and our need for financing; our financial performance; current and future government regulations; and developments relating to our competitors. For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's filings with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events, or for any other reason. Because of the risks and uncertainties, RocketFuel cautions you not to place undue reliance on these statements, which speak only as of the date of this presentation.

In this presentation, RocketFuel relies on and refers to certain market and industry data or information that has been obtained from third-party sources which RocketFuel believes to be reliable. RocketFuel has not independently verified the accuracy or completeness of any such third-party information. RocketFuel disclaims any responsibility or liability whatsoever in respect of such third-party sources of market and industry data or information.